Third Quarter 2026 Financial Supplement October 20, 2026

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly" or the “Company”), an internally-managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2026 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s beliefs and expectations, speak only as of the date on which they were made, and are subject to significant risks and uncertainties. Actual results could differ materially from those set forth in forward- looking statements. Factors that could cause actual results to differ from those contained in the forward-looking statements can be found in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Annaly undertakes no obligation to update or revise any forward-looking statements. We use our website and LinkedIn account as additional channels for distributing material company information, along with our press releases, SEC filings and public conference calls and webcasts. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 9/30/2026 6/30/2026 Income Statement GAAP net income (loss) per average common share ($1.36) $1.06 Earnings available for distribution per average common share * $0.80 $0.79 Annualized GAAP return (loss) on average equity (1) (24.35%) 19.88% Annualized EAD return on average equity* 15.86% 15.12% Balance Sheet Book value per common share $17.86 $20.15 GAAP leverage at period-end (2) 8.0x 7.4x Economic leverage at period-end *(2) 5.9x 5.6x GAAP capital ratio at period-end (3) 10.9% 11.8% Economic capital ratio at period-end *(3) 14.2% 14.9% Portfolio Securities $86,897,746 $89,515,485 Loans, net 6,869,820 7,280,979 Mortgage servicing rights 4,199,823 4,089,485 Interests in MSR 110,350 106,775 Assets transferred or pledged to securitization vehicles 42,459,566 38,256,690 Total investment portfolio $140,537,305 $139,249,414 GAAP Key Statistics Net interest margin (4) 1.54% 1.47% Average yield on interest earning assets (5) 5.58% 5.44% Average GAAP cost of interest bearing liabilities (6) 4.34% 4.28% Net interest spread 1.24% 1.16% Non-GAAP Key Statistics Net interest margin (excluding PAA) *(4) 1.69% 1.76% Average yield on interest earning assets (excluding PAA) *(5) 5.45% 5.46% Average economic cost of interest bearing liabilities *(6) 4.03% 3.96% Net interest spread (excluding PAA) * 1.42% 1.50% Efficiency Operating expenses to earnings available for distribution * 8.20% 9.27% Annualized operating expenses as a % of average total assets 0.15% 0.16% Annualized operating expenses as a % of average total equity 1.29% 1.40%

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Agency mortgage-backed securities	$85,294,151	$87,768,578	$86,380,653	$89,628,654	$83,317,819
Residential credit risk transfer securities	69	46,872	110,646	213,800	330,647
Non-agency mortgage-backed securities	1,603,526	1,565,016	1,588,026	1,445,176	1,414,259
Commercial mortgage-backed securities	—	135,019	394,356	—	—
Total securities	$86,897,746	$89,515,485	$88,473,681	$91,287,630	$85,062,725
Residential mortgage loans	$6,869,820	$7,280,979	$7,230,876	$5,020,784	$4,008,299
Total loans, net	$6,869,820	$7,280,979	$7,230,876	$5,020,784	$4,008,299
Mortgage servicing rights	$4,199,823	$4,089,485	$4,115,999	$3,645,865	$3,476,181
Interests in MSR	$110,350	$106,775	$27,212	$28,626	$35,833
Residential mortgage loans transferred or pledged to securitization vehicles	$42,459,566	$38,256,690	$34,207,738	$32,067,433	$29,512,309
Assets transferred or pledged to securitization vehicles	$42,459,566	$38,256,690	$34,207,738	$32,067,433	$29,512,309
Total investment portfolio	$140,537,305	$139,249,414	$134,055,506	$132,050,338	$122,095,347
Total assets	$146,147,474	$143,741,176	$138,537,591	$135,609,838	$125,861,572
Period-end TBA contract balances, implied market value	$6,488,723	$7,216,874	$5,845,420	$3,257,086	$3,991,915
Average TBA contract balances, implied market value	$5,585,135	$6,083,998	$5,426,013	$2,186,109	$6,374,052

ANNALY®
4

Financing & Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Financing Data	Repurchase agreements	$85,525,065	$86,895,874	$85,068,102	$81,865,723	$75,118,963
	Other secured financing	1,125,000	1,125,000	1,125,000	1,075,000	1,025,000
	Debt issued by securitization vehicles	38,380,269	34,366,098	30,719,417	28,918,753	26,601,790
	Participations issued	2,200,562	2,553,709	2,484,018	1,932,655	1,831,657
	U.S. Treasury securities sold, not yet purchased	—	—	—	2,396,724	2,442,570
	Total debt	$127,230,896	$124,940,681	$119,396,537	$116,188,855	$107,019,980
	Total liabilities	$130,253,088	$126,762,800	$122,211,780	$119,449,927	$110,864,993
	Cumulative redeemable preferred stock	$1,802,480	$1,802,480	$1,802,480	$1,802,480	$1,802,480
	Common equity (1)	14,017,443	15,122,896	14,471,629	14,288,292	13,108,417
	Total Annaly stockholders' equity	15,819,923	16,925,376	16,274,109	16,090,772	14,910,897
	Non-controlling interests	74,463	53,000	51,702	69,139	85,682
	Total equity	$15,894,386	$16,978,376	$16,325,811	$16,159,911	$14,996,579
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	30	33	36	35	49
	Weighted average rate on repurchase agreements, for the quarter (2)(3)	3.87%	3.84%	3.90%	4.20%	4.50%
	Weighted average rate on repurchase agreements, at period-end (3)	4.08%	3.85%	3.87%	4.02%	4.36%
	GAAP leverage at period-end	8.0x	7.4x	7.3x	7.2x	7.1x
	Economic leverage at period-end *	5.9x	5.6x	5.7x	5.6x	5.7x
	GAAP capital ratio at period-end	10.9%	11.8%	11.8%	11.9%	11.9%
	Economic capital ratio at period-end *	14.2%	14.9%	14.7%	14.9%	14.8%
	Book value per common share	$17.86	$20.15	$19.82	$20.21	$19.25
	Total common shares outstanding	784,673	750,574	730,291	706,972	681,052
	Hedge ratio (4)	100%	97%	87%	90%	92%
	Weighted average pay rate on interest rate swaps, at period-end	3.19%	3.20%	3.14%	3.15%	3.16%
	Weighted average receive rate on interest rate swaps, at period-end	3.97%	3.73%	3.74%	3.92%	4.27%
	Weighted average net rate on interest rate swaps, at period-end	(0.78%)	(0.53%)	(0.60%)	(0.77%)	(1.11%)

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Total interest income	$1,970,425	$1,812,198	$1,724,930	$1,690,707	$1,532,497
Total interest expense	1,426,813	1,324,005	1,272,239	1,324,128	1,256,747
Net interest income	$543,612	$488,193	$452,691	$366,579	$275,750
Total economic interest expense *(1)	$1,322,680	$1,225,164	$1,164,874	$1,164,155	$1,051,717
Economic net interest income *	$647,745	$587,034	$560,056	$526,552	$480,780
Total interest income (excluding PAA) *	$1,925,907	$1,819,279	$1,721,236	$1,697,334	$1,550,887
Economic net interest income (excluding PAA) *	$603,227	$594,115	$556,362	$533,179	$499,170
GAAP net income (loss)	($1,000,698)	$827,773	$290,515	$1,017,951	$843,063
GAAP net income (loss) available (related) to common stockholders (2)	($1,043,064)	$781,637	$242,000	$971,107	$791,318
GAAP net income (loss) per average common share (2)	($1.36)	$1.06	$0.33	$1.40	$1.21
Earnings available for distribution *	$649,140	$627,667	$589,888	$553,218	$519,882
Earnings available for distribution attributable to common stockholders *(2)	$607,835	$586,631	$549,236	$510,831	$478,755
Earnings available for distribution per average common share *(2)	$0.80	$0.79	$0.76	$0.74	$0.73
PAA cost (benefit)	($44,518)	$7,081	($3,694)	$6,627	$18,390
Weighted average experienced CPR for the period	9.6%	11.6%	10.2%	9.7%	8.6%
Weighted average projected long-term CPR at period-end	8.6%	11.0%	10.4%	10.8%	10.4%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Key GAAP Earnings Metrics	Dividends declared per common share	$0.75	$0.75	$0.70	$0.70	$0.70
	Total common and preferred dividends declared [1]	$633,114	$606,917	$554,942	$543,836	$517,126
	Annualized GAAP return (loss) on average equity [2]	(24.35%)	19.88%	7.15%	26.14%	23.69%
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(3.04%)	2.69%	0.98%	3.63%	3.34%
	Net interest margin	1.54%	1.47%	1.41%	1.18%	0.97%
	Average yield on interest earning assets	5.58%	5.44%	5.36%	5.42%	5.40%
	Average GAAP cost of interest bearing liabilities	4.34%	4.28%	4.29%	4.49%	4.73%
	Net interest spread	1.24%	1.16%	1.07%	0.93%	0.67%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	15.86%	15.12%	14.58%	14.28%	14.70%
	Annualized EAD return on average equity per unit of economic leverage *	2.69%	2.70%	2.56%	2.55%	2.58%
	Net interest margin (excluding PAA) *	1.69%	1.76%	1.71%	1.69%	1.70%
	Average yield on interest earning assets (excluding PAA) *	5.45%	5.46%	5.35%	5.44%	5.46%
	Average economic cost of interest bearing liabilities *	4.03%	3.96%	3.93%	3.95%	3.96%
	Net interest spread (excluding PAA) *	1.42%	1.50%	1.42%	1.49%	1.50%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 7

Components of Economic Net Interest Income*

Unaudited, dollars in thousands

Economic Net Interest Income *

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Interest income:					
Agency Securities	$1,189,061	$1,094,724	$1,084,411	$1,079,716	$949,511
Resi Credit Securities	29,364	30,679	31,422	33,474	33,462
Residential mortgage loans	738,556	674,055	596,789	550,529	505,527
Commercial investment portfolio	244	4,664	1,622	—	—
Reverse repurchase agreements	13,200	8,076	10,686	26,988	43,997
Total interest income	$1,970,425	$1,812,198	$1,724,930	$1,690,707	$1,532,497
Economic interest expense *:					
Repurchase agreements	$887,648	$846,551	$832,947	$887,337	$852,175
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1)	(104,133)	(98,841)	(107,365)	(159,973)	(205,030)
U.S. Treasury securities sold, not yet purchased	—	—	8,266	25,444	25,962
Debt issued by securitization vehicles	502,096	438,892	398,133	383,139	349,959
Participations issued	37,069	38,562	32,893	28,208	28,651
Total economic interest expense *	$1,322,680	$1,225,164	$1,164,874	$1,164,155	$1,051,717
Economic net interest income *	$647,745	$587,034	$560,056	$526,552	$480,780
PAA cost (benefit)	(44,518)	7,081	(3,694)	6,627	18,390
Economic net interest income (excluding PAA) *	$603,227	$594,115	$556,362	$533,179	$499,170

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
8

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
GAAP net income (loss)	($1,000,698)	$827,773	$290,515	$1,017,951	$843,063
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other [1]	4,728,272	316,206	674,162	(288,630)	(560,957)
Net (gains) losses on derivatives [2]	(2,982,293)	(464,968)	(312,265)	(104,405)	284,199
Other adjustments:					
Amortization of intangibles	672	673	673	672	673
Non-EAD (income) loss allocated to equity method investments [3]	—	—	—	405	376
Transaction expenses and non-recurring items [4]	10,738	10,246	7,951	7,223	8,117
Income tax effect of non-EAD income (loss) items	13,820	5,044	(4,812)	(9,456)	(6,742)
TBA dollar roll income [5]	18,803	17,904	18,993	4,813	9,019
MSR amortization [6]	(93,570)	(89,816)	(78,646)	(77,955)	(72,081)
EAD attributable to noncontrolling interests	(2,086)	(2,476)	(2,989)	(4,027)	(4,175)
Premium amortization adjustment cost (benefit)	(44,518)	7,081	(3,694)	6,627	18,390
Earnings available for distribution *	649,140	627,667	589,888	553,218	519,882
Dividends on preferred stock [7]	41,305	41,036	40,652	42,387	41,127
Earnings available for distribution attributable to common stockholders *	$607,835	$586,631	$549,236	$510,831	$478,755

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

9

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Book Value Rollforward	Book value per common share, beginning of period	$20.15	$19.82	$20.21	$19.25	$18.45
	Net income (loss) available (related) to common stockholders	(1.36)	1.06	0.33	1.40	1.21
	Other comprehensive income (loss) attributable to common stockholders	(0.31)	(0.03)	(0.06)	0.20	0.18
	Common dividends declared	(0.75)	(0.75)	(0.70)	(0.70)	(0.70)
	Other (1)	0.13	0.05	0.04	0.06	0.11
	Book value per common share, end of period	$17.86	$20.15	$19.82	$20.21	$19.25
Net Interest Margin	Prior quarter net interest margin	1.47%	1.41%	1.18%	0.97%	1.04%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.04%	0.01%	0.04%	0.03%	0.01%
	Net amortization of premiums	0.10%	0.07%	(0.10%)	(0.01%)	(0.03%)
	GAAP interest expense	(0.07%)	(0.02%)	0.29%	0.19%	(0.05%)
	Current quarter net interest margin	1.54%	1.47%	1.41%	1.18%	0.97%
Net Interest Spread	Prior quarter net interest spread	1.16%	1.07%	0.93%	0.67%	0.66%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.04%	0.01%	0.04%	0.03%	0.01%
	Net amortization of premiums	0.10%	0.07%	(0.10%)	(0.01%)	(0.03%)
	GAAP interest expense	(0.06%)	0.01%	0.20%	0.24%	0.03%
	Current quarter net interest spread	1.24%	1.16%	1.07%	0.93%	0.67%

Detailed endnotes are included within the Appendix at the end of this presentation.

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10

Quarter-Over-Quarter Changes in Key Metrics *(cont'd)*

Unaudited

		For the quarters ended				
		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.76%	1.71%	1.69%	1.70%	1.71%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll balances)	0.07%	(0.01%)	(0.10%)	0.24%	0.02%
	Net amortization of premiums (excluding PAA)	(0.05%)	0.10%	(0.12%)	(0.07%)	0.05%
	TBA dollar roll income	(0.01%)	0.01%	0.04%	(0.02%)	0.01%
	Economic interest expense *	(0.08%)	(0.05%)	0.20%	(0.16%)	(0.09%)
	Current quarter net interest margin (excluding PAA) *	1.69%	1.76%	1.71%	1.69%	1.70%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.50%	1.42%	1.49%	1.50%	1.47%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.04%	0.01%	0.04%	0.03%	0.01%
	Net amortization of premiums (excluding PAA)	(0.05%)	0.09%	(0.13%)	(0.05%)	0.04%
	Economic interest expense *	(0.07%)	(0.02%)	0.02%	0.01%	(0.02%)
	Current quarter net interest spread (excluding PAA) *	1.42%	1.50%	1.42%	1.49%	1.50%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	19.88%	7.15%	26.14%	23.69%	1.82%
	Quarter-over-quarter changes in contribution:					
	Coupon income	3.71%	0.56%	(0.20%)	0.50%	0.56%
	Net amortization of premiums and accretion of discounts	0.72%	0.49%	(0.73%)	(0.15%)	(0.24%)
	GAAP interest expense	(2.92%)	(0.47%)	2.67%	1.31%	(0.80%)
	Net servicing income	0.02%	0.27%	(0.08%)	0.04%	(0.28%)
	Net gains (losses) on investments and other	(107.26%)	8.90%	(23.98%)	(8.36%)	13.27%
	Net gains (losses) on derivatives	61.54%	3.20%	3.60%	9.06%	9.12%
	Other (1)	(0.04%)	(0.22%)	(0.27%)	0.05%	0.24%
	Current quarter annualized GAAP return (loss) on average equity	(24.35%)	19.88%	7.15%	26.14%	23.69%
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	15.12%	14.58%	14.28%	14.70%	14.86%
	Quarter-over-quarter changes in contribution:					
	Coupon income	3.76%	0.54%	(0.26%)	0.44%	0.54%
	Net amortization of premiums (excluding PAA)	(0.55%)	0.76%	(1.00%)	(0.49%)	0.40%
	Economic interest expense	(2.79%)	(0.73%)	1.25%	(0.30%)	(0.99%)
	Net servicing income	0.02%	0.27%	(0.08%)	0.03%	(0.29%)
	TBA dollar roll income	0.03%	(0.04%)	0.35%	(0.13%)	0.03%
	Other (2)	0.27%	(0.26%)	0.04%	0.03%	0.15%
	Current quarter annualized EAD return on average equity *	15.86%	15.12%	14.58%	14.28%	14.70%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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12

Residential & Other Investments Overview as of September 30, 2026

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools) (1)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
>=30 years (2)	$81,450,281	100.0%	5.13%	100.3%	94.4%	9.7%	$76,901,584
Total/Weighted Avg.	$81,450,281	100.0%	5.13%	100.3%	94.4%	9.7%	$76,901,584

Other Agency Securities							
Type	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Multifamily	$7,646,456	98.1%	4.53%	99.4%	93.2%	—%	$7,127,360
Adjustable-rate	149,026	1.9%	5.44%	105.0%	100.2%	8.5%	149,307
Total/Weighted Avg.	$7,795,482	100.0%	4.55%	99.5%	93.3%	8.5%	$7,276,667

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (4)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,291,825	2.4%	3.46%	17.8%	17.3%	7.4%	$223,688
Inverse interest-only	4,711,138	8.8%	2.42%	10.7%	6.9%	8.4%	325,270
Multifamily interest-only	47,345,291	88.8%	0.25%	1.2%	1.2%	—%	566,942
Total/Weighted Avg.	$53,348,254	100.0%	0.52%	2.5%	2.1%	7.3%	$1,115,900

Detailed endnotes are included within the Appendix at the end of this presentation.

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13

Residential & Other Investments Overview as of September 30, 2026 *(cont'd)*

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee (bps)	Weighted Avg. Note Rate	Valuation (bps)	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$267,027,911	26	3.3%	157.3	8.7%	5.0%	$4,199,823
Interests in MSR	5,823,902						110,350
Total/Weighted Avg.	$272,851,813	26	3.3%	157.3	8.7%	5.0%	$4,310,173

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$70	0.1%	3.80%	103.5%	98.6%		$69
Non-QM	473,645	0.8%	6.96%	99.1%	95.9%		454,371
Prime	2,644,066	0.5%	6.14%	110.9%	109.5%		244,775
Small balance commercial	159,125	0.3%	6.84%	94.1%	92.4%		147,010
Re-performing and non-performing loan securitizations	471,063	0.9%	7.09%	96.6%	95.8%		451,080
Residential transition loan securitizations	106,617	0.2%	7.08%	99.8%	99.6%		106,232
Prime jumbo	11,278,007	0.4%	5.25%	152.4%	161.4%		200,058
Residential mortgage loans	49,969,405	96.8%	6.65%	101.6%	98.7%		49,329,386
Total/Weighted Avg.	$65,101,998	100.0%	6.65%				$50,932,981

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

14

Residential Credit Securities Detail as of September 30, 2026

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure		Investment Characteristics (1)			
		Senior	Subordinate	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR (2)
Credit Risk Transfer	$69	$—	$69	3.80%	7.97%	0.86%	6.38%
Non-QM	454,371	—	454,371	6.96%	6.86%	3.49%	15.19%
Prime	244,775	195,508	49,267	6.14%	17.92%	0.79%	13.80%
Small balance commercial	147,010	15,360	131,650	6.84%	24.42%	10.32%	26.94%
Re-performing and non-performing loan securitizations	451,080	45,754	405,326	7.09%	20.30%	44.78%	9.29%
Residential transition loan securitizations	106,232	51,226	55,006	7.08%	17.49%	7.21%	52.85%
Prime Jumbo	200,058	104,437	95,621	5.25%	1.12%	0.73%	6.89%
Total	$1,603,595	$412,285	$1,191,310	6.74%	14.58%	16.32%	16.73%

Product	Bond Coupon				Estimated Fair Value
	ARM	Fixed	Floater	Interest Only	
Credit Risk Transfer	$—	$—	$69	$—	$69
Non-QM	1,307	453,064	—	—	454,371
Prime	—	212,194	—	32,581	244,775
Small balance commercial	—	141,140	5,870	—	147,010
Re-performing and non-performing loan securitizations	—	441,456	9,589	35	451,080
Residential transition loan securitizations	—	106,232	—	—	106,232
Prime Jumbo	—	76,817	18,804	104,437	200,058
Total	$1,307	$1,430,903	$34,332	$137,053	$1,603,595

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
15

Hedging & Liabilities as of September 30, 2026

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional (1)(2)	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity(3)
0 to 3 years	$20,010,637	3.36%	3.98%	1.34
> 3 to 6 years	22,942,704	2.74%	4.00%	4.65
> 6 to 10 years	15,038,627	3.60%	3.92%	8.07
Greater than 10 years	1,956,430	3.34%	3.95%	21.27
Total / Weighted Avg.	$59,948,398	3.19%	3.97%	4.95

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Receive	$830,000	3.54%	SOFR	7.19	2.15
Short Receive	($1,800,000)	3.23%	SOFR	3.19	2.15

SOFR Futures and U.S. Treasury Hedging Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
2-year swap equivalent SOFR contracts	$1,000,000	$–	$1,000,000	2.00
U.S. Treasury Positions - 2 year	$–	($10,788,000)	($10,788,000)	2.00
U.S. Treasury Positions - 10 year & greater	$–	($22,686,900)	($22,686,900)	10.14
U.S. Swap Future Positions - 10 year & greater	$–	($110,000)	($110,000)	10.22
Total / Weighted Avg.	$1,000,000	($33,584,900)	($32,584,900)	7.69

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$56,711,930	3.99%
30 to 59 days	20,972,454	4.08%
60 to 89 days	4,267,197	4.40%
90 to 119 days	1,027,952	5.63%
Over 120 days(4)	3,670,532	5.51%
Total / Weighted Avg.	$86,650,065	4.11%

Total Indebtedness

		Weighted Average Rate(5)		
	Principal Balance	At Period End	For the Quarter	Days to Maturity(6)
Repurchase agreements	$85,525,065	4.08%	3.87%	30
Other secured financing	1,125,000	6.35%	6.29%	278
Debt issued by securitization vehicles	39,605,157	5.30%	5.35%	12,878
Participations issued	2,192,635	6.55%	6.15%	10,898
Total indebtedness	$128,447,857			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
16

Quarter-Over-Quarter Changes Interest Rate & MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2026 and June 30, 2026
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of September 30, 2026		As of June 30, 2026	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.4%	3.4%	(0.3%)	(2.0%)
(50)	0.4%	2.7%	(0.1%)	(0.6%)
(25)	0.2%	1.6%	—%	0.1%
25	(0.2%)	(1.8%)	(0.1%)	(0.8%)
50	(0.5%)	(3.7%)	(0.3%)	(2.2%)
75	(0.8%)	(5.8%)	(0.6%)	(3.9%)

MBS Spread Sensitivity [1]

	As of September 30, 2026		As of June 30, 2026	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.4%	10.4%	1.3%	8.9%
(15)	0.8%	6.2%	0.8%	5.3%
(5)	0.3%	2.1%	0.3%	1.8%
5	(0.3%)	(2.0%)	(0.3%)	(1.8%)
15	(0.8%)	(6.1%)	(0.8%)	(5.2%)
25	(1.3%)	(10.1%)	(1.2%)	(8.7%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands except per share amounts	9/30/2026 (unaudited)	6/30/2026 (unaudited)	3/31/2026 (unaudited)	12/31/2025 [1]	9/30/2025 (unaudited)
Assets					
Cash and cash equivalents	$ 2,180,894	$ 2,912,086	$ 1,912,444	$ 2,037,838	$ 2,096,696
Securities	86,897,746	89,515,485	88,473,681	91,287,630	85,062,725
Loans, net	6,869,820	7,280,979	7,230,876	5,020,784	4,008,299
Mortgage servicing rights	4,199,823	4,089,485	4,115,999	3,645,865	3,476,181
Interests in MSR	110,350	106,775	27,212	28,626	35,833
Assets transferred or pledged to securitization vehicles	42,459,566	38,256,690	34,207,738	32,067,433	29,512,309
Derivative assets	1,204,812	81,784	395,099	115,533	47,899
Reverse repurchase agreements	32,425	33,047	33,524	34,389	35,004
Receivable for unsettled trades	705,160	104,722	891,293	1,031	185,916
Principal and interest receivable	882,299	846,548	806,484	926,660	959,435
Intangible assets, net	4,708	5,380	6,053	6,726	7,398
Other assets	599,871	508,195	437,188	437,323	433,877
Total assets	$ 146,147,474	$ 143,741,176	$ 138,537,591	$ 135,609,838	$ 125,861,572
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 85,525,065	$ 86,895,874	$ 85,068,102	$ 81,865,723	$ 75,118,963
Other secured financing	1,125,000	1,125,000	1,125,000	1,075,000	1,025,000
Debt issued by securitization vehicles	38,380,269	34,366,098	30,719,417	28,918,753	26,601,790
Participations issued	2,200,562	2,553,709	2,484,018	1,932,655	1,831,657
U.S. Treasury securities sold, not yet purchased	—	—	—	2,396,724	2,442,570
Derivative liabilities	302,774	247,968	207,369	53,755	199,100
Payable for unsettled trades	1,108,206	331,586	1,522,750	2,059,386	2,604,278
Interest payable	319,589	420,764	347,607	380,688	285,080
Dividends payable	588,505	562,931	511,203	494,881	476,737
Other liabilities	703,118	258,870	226,314	272,362	279,818
Total liabilities	130,253,088	126,762,800	122,211,780	119,449,927	110,864,993
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,802,480	1,802,480	1,802,480	1,802,480	1,802,480
Common stock, par value $0.01 per share [3]	7,847	7,506	7,303	7,070	6,811
Additional paid-in capital	29,654,134	28,886,263	28,427,555	27,927,113	27,352,976
Accumulated other comprehensive income (loss)	(795,806)	(557,014)	(533,614)	(488,566)	(624,387)
Accumulated deficit	(14,848,732)	(13,213,859)	(13,429,615)	(13,157,325)	(13,626,983)
Total stockholders' equity	15,819,923	16,925,376	16,274,109	16,090,772	14,910,897
Noncontrolling interests	74,463	53,000	51,702	69,139	85,682
Total equity	15,894,386	16,978,376	16,325,811	16,159,911	14,996,579
Total liabilities and equity	$ 146,147,474	$ 143,741,176	$ 138,537,591	$ 135,609,838	$ 125,861,572

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands except per share amounts

For the quarters ended	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Net interest income					
Interest income	$ 1,970,425	$ 1,812,198	$ 1,724,930	$ 1,690,707	$ 1,532,497
Interest expense	1,426,813	1,324,005	1,272,239	1,324,128	1,256,747
Net interest income	543,612	488,193	452,691	366,579	275,750
Net servicing income					
Servicing and related income	173,096	175,059	159,133	156,131	141,356
Servicing and related expense	17,087	17,835	16,580	16,485	15,104
Net servicing income	156,009	157,224	142,553	139,646	126,252
Other income (loss)					
Net gains (losses) on investments and other	(4,721,745)	(318,503)	(672,119)	289,428	561,927
Net gains (losses) on derivatives	3,074,072	552,426	409,112	251,799	(92,308)
Other, net	16,895	13,521	9,323	13,952	13,959
Total other income (loss)	(1,630,778)	247,444	(253,684)	555,179	483,578
General and administrative expenses					
Compensation expense	41,185	44,640	41,384	39,279	38,393
Other general and administrative expenses	12,021	13,549	11,180	11,928	11,947
Total general and administrative expenses	53,206	58,189	52,564	51,207	50,340
Income (loss) before income taxes	(984,363)	834,672	288,996	1,010,197	835,240
Income taxes	16,335	6,899	(1,519)	(7,754)	(7,823)
Net income (loss)	(1,000,698)	827,773	290,515	1,017,951	843,063
Net income (loss) attributable to noncontrolling interests	1,061	5,100	7,863	4,457	10,618
Net income (loss) attributable to Annaly	(1,001,759)	822,673	282,652	1,013,494	832,445
Dividends on preferred stock [1]	41,305	41,036	40,652	42,387	41,127
Net income (loss) available (related) to common stockholders	$ (1,043,064)	$ 781,637	$ 242,000	$ 971,107	$ 791,318
Net income (loss) per share available (related) to common stockholders					
Basic	$ (1.36)	$ 1.06	$ 0.33	$ 1.40	$ 1.21
Diluted	$ (1.36)	$ 1.06	$ 0.33	$ 1.40	$ 1.20
Weighted average number of common shares outstanding					
Basic	764,359,434	738,926,270	722,707,153	693,011,031	656,335,974
Diluted	764,359,434	740,256,247	724,364,897	695,034,348	657,856,427
Other comprehensive income (loss)					
Net income (loss)	$ (1,000,698)	$ 827,773	$ 290,515	$ 1,017,951	$ 843,063
Unrealized gains (losses) on available-for-sale securities	(250,449)	(23,400)	(45,048)	74,992	113,281
Reclassification adjustment for net (gains) losses included in net income (loss)	11,657	—	—	60,829	2,378
Other comprehensive income (loss)	(238,792)	(23,400)	(45,048)	135,821	115,659
Comprehensive income (loss)	(1,239,490)	804,373	245,467	1,153,772	958,722
Comprehensive income (loss) attributable to noncontrolling interests	1,061	5,100	7,863	4,457	10,618
Comprehensive income (loss) attributable to Annaly	(1,240,551)	799,273	237,604	1,149,315	948,104
Dividends on preferred stock [1]	41,305	41,036	40,652	42,387	41,127
Comprehensive income (loss) attributable to common stockholders	$ (1,281,856)	$ 758,237	$ 196,952	$ 1,106,928	$ 906,977

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
20

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands For the quarters ended 9/30/2026 6/30/2026 3/31/2026 12/31/2025 9/30/2025 Other Income Statement Details Net gains (losses) on disposal of investments and other ($142,867) ($91,196) ($26,666) ($170,701) ($87,815) Net unrealized gains (losses) on instruments measured at fair value through earnings (4,578,878) (227,307) (645,453) 460,129 649,742 Net gains (losses) on investments and other ($4,721,745) ($318,503) ($672,119) $289,428 $561,927 Net interest component of interest rate swaps $91,779 $87,458 $96,847 $147,394 $191,891 Realized gains (losses) on termination or maturity of interest rate swaps 44,994 — (5,750) 1,788 (3,187) Unrealized gains (losses) on interest rate swaps 1,878,977 448,853 231,826 78,471 (188,961) Net gains (losses) on other derivatives 1,058,322 16,115 86,189 24,146 (92,051) Net gains (losses) on derivatives $3,074,072 $552,426 $409,112 $251,799 ($92,308)

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, is provided on page 9 of this financial supplement. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term CPR.

Non-GAAP Reconciliations (cont'd) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest-only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Economic leverage ratio reconciliation					
Repurchase agreements	$85,525,065	$86,895,874	$85,068,102	$81,865,723	$75,118,963
Other secured financing	1,125,000	1,125,000	1,125,000	1,075,000	1,025,000
Debt issued by securitization vehicles	38,380,269	34,366,098	30,719,417	28,918,753	26,601,790
Participations issued	2,200,562	2,553,709	2,484,018	1,932,655	1,831,657
U.S. Treasury securities sold, not yet purchased	—	—	—	2,396,724	2,442,570
Total GAAP debt	$127,230,896	$124,940,681	$119,396,537	$116,188,855	$107,019,980
Less Non-recourse debt:					
Debt issued by securitization vehicles [(1)]	($38,136,634)	($34,114,655)	($30,463,341)	($28,651,989)	($26,601,790)
Participations issued	(2,200,562)	(2,553,709)	(2,484,018)	(1,932,655)	(1,831,657)
Total recourse debt	$86,893,700	$88,272,317	$86,449,178	$85,604,211	$78,586,533
Plus / (Less):					
Cost basis of TBA derivatives	$6,710,766	$7,169,573	$5,948,177	$3,252,601	$3,981,439
Payable for unsettled trades	1,108,206	331,586	1,522,750	2,059,386	2,604,278
Receivable for unsettled trades	(705,160)	(104,722)	(891,293)	(1,031)	(185,916)
Economic debt *	$94,007,512	$95,668,754	$93,028,812	$90,915,167	$84,986,334
Total equity	$15,894,386	$16,978,376	$16,325,811	$16,159,911	$14,996,579
Economic leverage ratio *	5.9x	5.6x	5.7x	5.6x	5.7x

* Represents a non-GAAP financial measure.

ANNALY 24

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Economic capital ratio reconciliation					
Total GAAP assets	$146,147,474	$143,741,176	$138,537,591	$135,609,838	$125,861,572
Less:					
Gross unrealized gains on TBA derivatives [1]	(34,383)	(50,393)	(28,927)	(17,648)	(24,074)
Debt issued by securitization vehicles [2]	(38,136,634)	(34,114,655)	(30,463,341)	(28,651,989)	(26,601,790)
Participations issued	(2,200,562)	(2,553,709)	(2,484,018)	(1,932,655)	(1,831,657)
Plus:					
Implied market value of TBA derivatives	6,488,723	7,216,874	5,845,420	3,257,086	3,991,915
Total economic assets *	$112,264,618	$114,239,293	$111,406,725	$108,264,632	$101,395,966
Total equity	$15,894,386	$16,978,376	$16,325,811	$16,159,911	$14,996,579
Economic capital ratio *[3]	14.2%	14.9%	14.7%	14.9%	14.8%
Premium Amortization Reconciliation					
Premium amortization expense	$18,422	$52,423	$67,509	$41,367	$36,719
Less:					
PAA cost (benefit)	(44,518)	7,081	(3,694)	6,627	18,390
Premium amortization expense (excluding PAA)	$62,940	$45,342	$71,203	$34,740	$18,329
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$1,970,425	$1,812,198	$1,724,930	$1,690,707	$1,532,497
PAA cost (benefit)	(44,518)	7,081	(3,694)	6,627	18,390
Interest income (excluding PAA) *	$1,925,907	$1,819,279	$1,721,236	$1,697,334	$1,550,887
Economic Interest Expense Reconciliation					
GAAP interest expense	$1,426,813	$1,324,005	$1,272,239	$1,324,128	$1,256,747
Add:					
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps[4]	(104,133)	(98,841)	(107,365)	(159,973)	(205,030)
Economic interest expense *	$1,322,680	$1,225,164	$1,164,874	$1,164,155	$1,051,717
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$1,925,907	$1,819,279	$1,721,236	$1,697,334	$1,550,887
Less:					
Economic interest expense *	1,322,680	1,225,164	1,164,874	1,164,155	1,051,717
Economic net interest income (excluding PAA) *	$603,227	$594,115	$556,362	$533,179	$499,170

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
25

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025
Economic Metrics (excluding PAA)					
Average interest earning assets	$141,338,058	$133,263,735	$128,783,013	$124,781,771	$113,522,223
Interest income (excluding PAA) *	$1,925,907	$1,819,279	$1,721,236	$1,697,334	$1,550,887
Average yield on interest earning assets (excluding PAA) *	5.45%	5.46%	5.35%	5.44%	5.46%
Average interest bearing liabilities	$129,667,247	$122,802,541	$118,603,594	$115,319,739	$103,994,302
Economic interest expense *	$1,322,680	$1,225,164	$1,164,874	$1,164,155	$1,051,717
Average economic cost of interest bearing liabilities *	4.03%	3.96%	3.93%	3.95%	3.96%
Economic net interest income (excluding PAA)*	$603,227	$594,115	$556,362	$533,179	$499,170
Net interest spread (excluding PAA) *	1.42%	1.50%	1.42%	1.49%	1.50%
Interest income (excluding PAA) *	$1,925,907	$1,819,279	$1,721,236	$1,697,334	$1,550,887
TBA dollar roll income	18,803	17,904	18,993	4,813	9,019
Economic interest expense *	(1,322,680)	(1,225,164)	(1,164,874)	(1,164,155)	(1,051,717)
Subtotal	$622,030	$612,019	$575,355	$537,992	$508,189
Average interest earning assets	$141,338,058	$133,263,735	$128,783,013	$124,781,771	$113,522,223
Average TBA contract balances, implied cost basis	5,624,613	6,088,214	5,443,741	2,182,985	6,356,708
Subtotal	$146,962,671	$139,351,949	$134,226,754	$126,964,756	$119,878,931
Net interest margin (excluding PAA) *	1.69%	1.76%	1.71%	1.69%	1.70%

* Represents a non-GAAP financial measure.

ANNALY
26

Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Net interest on variation margin related to interest rate swaps is included in the Net interest component of interest rate swaps in the Company’s Consolidated Statements of Comprehensive Income (Loss). (2) Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (6.09)%, 4.97%, 1.79%, 6.53% and 5.92% for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statements of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $91.8 million, $87.5 million, $96.8 million, $147.4 million and $191.9 million for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025 and September 30, 2025, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income represents a component of Net gains (losses) on derivatives. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period. (7) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of  $3.7 million  on the Company's Series J Preferred Stock as of September 30, 2025. Page 10 (1) Other includes the impact of net proceeds from the issuance, repurchase or redemption of common and preferred stock, stock compensation expense, the settlement of stock-based awards in satisfaction of withholding tax requirements and other timing differences on share count related to any of the aforementioned items. Endnotes Page 3 (1) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (6.09)% and 4.97% for the quarters ended September 30, 2026 and June 30, 2026, respectively. (2) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from economic leverage. (3) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued. (4) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (5) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (6) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding long receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 27

Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2025. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding, 8.875% Series J Cumulative Redeemable Preferred Stock - Includes 11,500,000 shares authorized, and 11,000,000 issued and outstanding. All outstanding shares of Annaly's 6.750% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock were redeemed subsequent to quarter end on October 1, 2026. (3) Includes 1,456,750,000 shares authorized. Includes 784,673,349 shares issued and outstanding at September 30, 2026; 750,574,308 shares issued and outstanding at June  30, 2026; 730,290,500 shares issued and outstanding at March  31, 2026; Includes 706,972,452 shares issued and outstanding at December  31, 2025; and 681,052,317 shares issued and outstanding at September 30, 2025. Page 20 (1) The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. Page 24 (1) Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Excludes debt issued by securitization vehicles related to structured repurchase transactions. (3) Economic capital ratio is computed as total equity divided by total economic assets. (4) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Endnotes (cont'd) 28 Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $6.9 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $2.1 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of September 30, 2026, 2% and 98% of the Company's interest rate swaps were linked to the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Rates for repurchase agreements and other secured financing are determined by the weighted- average stated interest rates while debt issued by securitization vehicles and participations issued are determined by the weighted-average yield. (6) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs, analysis, and adjustments. Models are periodically updated to help better capture market risks and conditions. Such updates are completed by third parties and through the Company's calibration of external models. Any model updates that occur are reflected in the period in which they occur. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity.